UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011 (June 13, 2011)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2011, Ampal-American Israel Corporation (the “Company”) issued a summary report of the meeting which took place on May 11, 2011 between the Company’s representatives and representatives of Hermatic Trust (1975) Ltd., Clal Finance Trustees 2007 Ltd. and Ziv Haft Trust Company Ltd., the trustees for the Company’s Series A Debentures, Series B Debentures and Series C Debentures, respectively, which are all traded on the Tel Aviv Stock Exchange.

A copy of the Company’s report summarizing the meeting, which has been filed with the Israel Securities Authority and the Tel Aviv Stock Exchange, is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits:

EXHIBIT	DESCRIPTION
99.1	Summary report of Ampal-American Israel Corporation, dated June 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: June 14, 2011	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President – Investments and Corporate Affairs and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Summary report of Ampal-American Israel Corporation, dated June 13, 2011.